UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

Edesa Biotech, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court, Markham, Ontario, Canada		L3R 5H6
(Address of Principal Executive Offices)		(Zip Code)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, the Board of Directors of Edesa Biotech, Inc. (the “Company”), at the request of Pardeep Nijhawan, the Company’s Chief Executive Officer, approved, pursuant to the terms of the Amended and Restated Employment Agreement, dated August 4, 2023, as amended (the “Employment Agreement”) between the Company and Dr. Nijhawan, that 90% of Dr. Nijhawan’s monthly base salary otherwise payable in cash shall be issued in the form of fully vested restricted share units (“RSUs”) under the Company’s 2019 Equity Incentive Compensation Plan (the “Plan”). The Employment Agreement provides that Dr. Nijhawan and the Company may agree that Dr. Nijhawan receive a portion of his base salary otherwise payable in cash in equity-based awards under the Plan, in amounts and on terms determined by the Board of Directors of the Company. The number of RSUs to be granted each month shall be calculated by dividing 90% of Dr. Nijhawan’s monthly base salary by the fair market value of the Company’s common shares at each month end. The RSU grants are subject to the terms and conditions of the Plan and the applicable award agreement. Dr. Nijhawan will receive the remaining 10% of his monthly salary in cash to satisfy local labor law and withholding requirements. Dr. Nijhawan previously received 50% of his base salary as RSUs.

The foregoing description of the compensatory arrangement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, filed on December 12, 2025, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: May 15, 2026	By:	/s/ Peter J. Weiler
	Name:	Peter J. Weiler
	Title:	Chief Financial Officer